S000076880 [Member] Investment Strategy - AB Ultra Short Income ETF	Nov. 30, 2025
Prospectus [Line Items]
Strategy [Heading]	PRINCIPAL STRATEGIES
Strategy Narrative [Text Block]
The Fund is an actively-managed exchange-traded fund (“ETF”). The Fund will pursue its objective by investing, under normal circumstances, primarily in a mix of U.S. Government and investment grade corporate fixed-income securities. Under normal circumstances, the Fund will maintain a dollar-weighted average duration of less than one year, although it may invest in securities of any duration or maturity. The Fund may invest in mortgage-backed and other asset-backed securities, certificates of deposit and commercial paper. The Fund expects to invest a portion of its assets in AB Government Money Market Portfolio (the “Money Market Portfolio”), a series of AB Fixed-Income Shares, Inc. that is managed by the Adviser, to gain exposure to fixed-income securities with shorter durations relative to the Fund’s average duration. The Fund may invest in securities of foreign issuers, which will typically be denominated in U.S. Dollars, and may include securities of both government and corporate issuers. The Fund expects to engage in active and frequent trading of its portfolio securities.
The Adviser selects securities for purchase or sale based on the Adviser’s view of market conditions and investment opportunities, and on the Adviser’s assessment of the securities’ risks and return characteristics as well as the securities’ impact on the overall risks and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including primary and secondary market liquidity, the credit quality and sensitivity to interest rates of the securities under consideration, and of the Fund’s other holdings.
Although not part of its principal investment strategies, the Fund may invest in derivatives.
The Fund is not a money market fund and does not seek to maintain a stable net asset value of $1.00 per share.